AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization (the "Agreement") made and entered into as of February __, 2001, is by and among D.W. Industries, Inc., a Delaware corporation ("Acquiror"), Stuart Katz, an officer, director and principal stockholder of Acquiror ("Katz"), David Pomerantz, an officer, director and principal stockholder of Acquiror ("Pomerantz," and together with Katz, the "Stockholders"), Third Wave Media Ltd., a California corporation ("Company"), and Andrew Melzer, the sole stockholder of Company ("Melzer").

                                    RECITALS

         WHEREAS, Melzer owns a total of ten (10) shares of common stock of Company (the "Company Shares") which constitutes all of the issued and outstanding capital stock of Company.

         WHEREAS, Acquiror desires to acquire all of the Company Shares, making Company a wholly-owned subsidiary of Acquiror, and Melzer desires to exchange his Company Shares solely for shares of Acquiror's Common Stock, as described herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

                                    AGREEMENT

         1. Plan of Reorganization. It is the intention of the parties hereto that all of the Company Shares shall be acquired by Acquiror in exchange solely for Acquiror's voting common stock, and that this transaction qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         2. Exchange of Shares.

         2.1 Shares Being Exchanged. Subject to the terms and conditions of this Agreement, at the closing provided for in Section 3 hereof (the "Closing"), Melzer shall assign, transfer and deliver to Acquiror the Company Shares, which constitutes all of the issued and outstanding capital stock of Company.

         2.2 Consideration. Subject to the terms and conditions of this Agreement and in consideration of the exchange, assignment, transfer and delivery of the Company Shares to Acquiror, at the Closing, Acquiror shall issue and deliver a total of thirty million (30,000,000) shares of common stock of Acquiror (the "Acquiror Shares") to Melzer.

         3. The Closing.

         3.1 Time and Place. The closing of the transactions contemplated by this Agreement shall be held not more than five (5) business days following the date on which the Acquiror has been advised by the Securities and Exchange Commission ("SEC") that the SEC has no further comments on the registration statement on Form SB-2 filed by Acquiror with the SEC in accordance with Section
9.3 and that such registration statement will be declared effective by the SEC upon receipt of a request for acceleration from Acquiror, provided that all other conditions precedent to the obligations of the parties specified in this Agreement, unless duly waived by the party entitled to satisfaction thereof, have been satisfied. In any event, if the Closing has not occurred on or before June 30, 2001, this Agreement may be terminated as provided in Section 14 below, or on such other date as the parties may agree upon in writing. The date on which the Closing is to be held is referred to herein as the "Closing Date". The Closing shall be held at the offices of Tressler, Soderstrom, Maloney & Priess, 3070 Bristol Street, Suite 450, Costa Mesa, CA 92626 at 10:00 a.m. on the Closing Date, or at such other time and place as the parties may agree upon in writing.

         3.2 Deliveries by Melzer. At the Closing, Melzer shall deliver to Acquiror the following: (a) stock certificates representing the Company Shares, duly endorsed or accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of Company, and (b) an investment letter in the form attached hereto as Exhibit A executed by Melzer.

         3.3 Deliveries by Company. At the Closing, Company shall deliver to Acquiror the documents referred to in Section 11 hereof.

         3.4 Deliveries by Acquiror. At the Closing, in addition to the documents referred to in Section 10 hereof, Acquiror shall deliver to Melzer the following: (a) a stock certificate issued in the name of Melzer representing the Acquiror Shares, and (b) Acquiror's minute books, corporate seal and copies of all corporate and financial books and records.

         4.  Individual   Representations  and  Warranties  of  Melzer.   Melzer
represents and warrants to Acquiror that:

         4.1 Title. Melzer owns the Company Shares, and shall transfer to Acquiror at the Closing, good and valid title to the Company Shares free and clear of all liens, claims, options, charges, pledges, security interests, and encumbrances of every kind, character or description.

         4.2 Valid and Binding Agreement. Melzer has full power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and this Agreement is binding on him and enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby do not violate or conflict with or constitute a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Melzer is a party or by which Melzer or Melzer's property is bound, or to the knowledge of Melzer any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Melzer or any of Melzer's property. Melzer is not and will not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         4.3 Investment Representations. Melzer intends to hold the Acquiror Shares for investment and not with a view to the public distribution or resale thereof, and Melzer shall confirm such intention to Acquiror by delivering to Acquiror at the Closing an investment letter in the form attached as Exhibit A hereto executed by Melzer. Melzer agrees that Acquiror may endorse on any stock certificate for the Acquiror Shares to be delivered pursuant to this Agreement an appropriate legend referring to the provisions of the investment letter attached as Exhibit A hereto, and that Acquiror may instruct its transfer agent not to transfer any Acquiror Shares unless advised by Acquiror that such provisions have been complied with.

         5. Representations and Warranties of Company and Melzer. Company and Melzer hereby represent and warrant to Acquiror that:

         5.1 Organization.

         (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Company has all requisite corporate power and authority to carry on its business as presently conducted and to own or lease its properties and assets, possesses all licenses, rights and privileges material to the conduct of its business, and is duly qualified to conduct business as a foreign corporation and is in good standing under the laws of every jurisdiction where the nature of the activities conducted by it or the character of the properties owned, leased or operated by it require such qualification, except where the failure to be so qualified could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Company or its business.

         (b) The copies of the Articles of Incorporation of Company and all amendments thereto, as certified by the Secretary of State of California, and the Bylaws of Company and all amendments thereto, as certified by the Secretary of Company, which have heretofore been delivered to Acquiror, are complete and correct copies of the Articles of Incorporation and Bylaws of Company as amended and in effect on the date hereof.

         5.2 Authority. Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein. All corporate action on the part of Company, its officers, directors and stockholders necessary for the authorization and approval of this Agreement and the performance of all obligations of Company hereunder at the Closing has been duly and validly taken. The Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

         5.3 Financial Statements.

         (a) The audited balance sheet of Company as of December 31, 1999 (the "Company Balance Sheet") and the related statements of operations, cash flows and shareholders' equity for the two years ended December 31, 1999 and 1998, including the notes thereto and the accompanying report of Singer Lewak Greenbaum & Goldstein LLP, certified public accountants, and the unaudited balance sheet of Company as of September 30, 2000, and the related statement of operations, cash flows and shareholders' equity for the nine months then ended (collectively the "Company Financial Statements") have been delivered to Acquiror. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Company as of their respective dates and the results of its operations for the periods covered thereby. To the best knowledge of Company and Melzer, the unaudited financial statements include all adjustments (all of which are normal recurring adjustments) necessary for such fair presentation.

         (b) Company did not have, as of the date of the Company Balance Sheet, except as and to the extent reflected or reserved against therein, any material liabilities or material obligations (absolute or contingent) of a nature customarily reflected in financial statements or the notes thereto prepared in accordance with generally accepted accounting principles.

         (c) The books and records, financial and otherwise, of Company are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Company.

         5.4  Absence of  Certain  Changes or  Events.  Except as  described  in
Schedule 5.4 attached hereto, since the date of the Company Balance Sheet through the date hereof, there has not been:

         (a) Any material adverse change in the assets, liabilities or financial condition of Company;

         (b) Any material change in the contingent obligations of Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

         (c) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of Company;

         (d) Any waiver by the Company of a valuable right or of a material debt owed to it;

         (e)  Any  direct  or  indirect   loans  made  by  the  Company  to  any
stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

         (f) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

         (g) Any declaration or payment of any dividend;

         (h) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

         (i) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other proprietary rights;

         (j) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition or operations of the Company; or

         (k) Any arrangement or commitment by the Company to do any of the acts described in subsections (a) through (j) above.

         5.5 Capitalization.

         (a) The authorized capital stock of Company consists of 100 shares of common stock, no par value, of which 10 shares are issued and outstanding. All of the issued and outstanding shares of common stock of Company were offered and sold in compliance with applicable state and federal securities laws, are duly authorized, validly issued, fully paid and nonassessable, and are not subject to preemptive rights created by statute, Company's Articles of Incorporation or Bylaws or any agreement to which Company is a party or by which it is bound.

         (b) There are no options, warrants, calls, rights, commitments or agreements of any character to which Company is a party or by which it is bound obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Company or obligating Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

         5.6 Title to Properties and Assets; Liens, Etc. Company has good and marketable title to its properties and assets, including the properties and assets reflected in the Company Balance Sheet, and good title to its leasehold estates, in each case, except as set forth in Schedule 5.6, subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

         5.7 Intellectual Property.

         (a) Company owns or possesses all of the Proprietary Rights and licenses or rights to the foregoing necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. For purposes of this Agreement, "Proprietary Rights" means all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights, Internet Web sites, domain names and registrations or applications for registration thereof. There are no outstanding options, licenses or agreements of any kind relating to the Proprietary Rights, nor is Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

         (b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is Company aware of any basis therefor.

         5.8 Litigation. There is no claim, action, suit, proceeding or investigation pending or, to the knowledge of Company or Melzer, currently threatened in writing against Company that questions the validity of this Agreement or the right of Company to enter into the Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is Company or Melzer aware that there is any basis for any of the foregoing. Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Company currently pending or which Company intends to initiate.

         5.9 Tax Returns and Payments. Company has filed all tax returns (federal, state, county and local) which are required to be filed by it and has paid in full all taxes, including, without limitation, all net income, gross receipts, sales, use, withholding, payroll, employment, social security, unemployment, excise and property taxes, plus applicable interest and penalties thereon due to or claimed to be due by, any governmental authority. Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes, and no controversy with respect to taxes of any type is pending or, to the knowledge of Company, threatened.

         5.10 Equity Investments. Company has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity.

         5.11 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Articles of Incorporation or Bylaws of Company as amended, (ii) any agreement, contract, lease, license or instrument to which Company is a party or by which Company or any of its properties or assets are bound or (iii) any judgment, decree, order, or writ by which Company is bound or to which it or any of its properties or assets are subject.

         5.12 Compliance. Company has, in all material respects, complied with all laws, regulations and orders applicable to its business and has all permits and licenses required thereby. There is no term or provision of any agreement or instrument to which Company is a party or by which it is bound, or, to the knowledge of Company, any provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon Company, which materially adversely affects or, so far as Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, condition or operations of Company or any of its properties or assets.

         5.13 Contracts. Schedule 5.13 lists all material contracts, agreements, instruments, licenses, leases, commitments and other arrangements to which Company is a party or otherwise relating to or affecting any of its assets, properties or operations (the "Contracts"). Each Contract is valid, binding and in full force and effect on the date hereof. Company has performed all material obligations required to be performed by it under, and is not in material default or breach of, any Contract, and, to the knowledge of Company, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default or breach.

         5.14 Employees. Schedule 5.14 lists all employees of the Company as of the date hereof, including current title and compensation. There is no collective bargaining agreement or other labor agreement to which the Company is a party or by which it is bound.

         5.15 Employee Plans. Schedule 5.15 lists all pension, profit sharing, deferred compensation, bonus, incentive, retainer, consulting, stock bonus, stock purchase, stock option, severance, benefit, retirement, welfare, disability, hospitalization, insurance, vacation and other similar fringe or employee benefit plans, funds, programs, agreements or arrangements as of the date hereof which cover, are maintained for the benefit of, or relate to any or all current or former employees, officers or directors of the Company (the "Employee Plans"). Each of the Employee Plans, and the administration thereof, is and has been in material compliance with the requirements of any and all applicable statutes, orders or governmental rules or regulations currently in effect, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         5.16 Brokers or Finders. Except as set forth on Schedule 5.16, the Company has not (a) dealt with any broker or finder in connection with the transactions contemplated by this Agreement, or (b) incurred, directly or indirectly, any disability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated herein.

         5.17 Environmental Matters. The Company and its operations complies and has at all times complied in all material respects with all applicable laws, regulations and other requirements of governmental entities relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment and has obtained and maintained in effect all permits, licenses and other authorizations or registrations required under all environmental laws and is in material compliance with all such environmental permits.

         5.18 Company Documents. Company has delivered to Acquiror the following documents:

         (a) Complete and correct copies of the Articles of Incorporation and Bylaws of Company in effect as of the date of this Agreement;

         (b) The Company Financial Statements;

         (c) Copies of all material contracts, agreements, instruments, licenses, leases, commitments and other arrangements to which Company is a party or otherwise relating to or affecting any of its assets, properties or operations; and

         (d) A description of all governmental licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which Company carries on its business (except those which, in the aggregate, are immaterial to the business of Company).

         5.19 Information. The information concerning Company set forth in this Agreement and in Company's Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

         6. Representations and Warranties of Acquiror and Stockholders. Acquiror and Stockholders, jointly and severally, hereby represent and warrant to Company and Melzer that:

         6.1 Organization.

         (a) Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiror has all requisite corporate power and authority to carry on its business as presently conducted and to own or lease its properties and assets, possesses all licenses, rights and privileges material to the conduct of its business, and is duly qualified to conduct business as a foreign corporation and is in good standing under the laws of every jurisdiction where the nature of the activities conducted by it or the character of the properties owned, leased or operated by it require such qualification, except where the failure to be so qualified could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Acquiror or its business.

         (b) The copies of the Articles of Incorporation of Acquiror and all amendments thereto, as certified by the Secretary of State of Delaware, and the Bylaws of Acquiror and all amendments thereto, as certified by the Secretary of Acquiror, which have heretofore been delivered to Company, are complete and correct copies of the Articles of Incorporation and Bylaws of Acquiror as amended and in effect on the date hereof.

         6.2 Authorization. Acquiror and the Stockholders have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. All corporate action on the part of Acquiror, its officers, directors and stockholders necessary for the authorization and approval of this Agreement, the issuance of the Acquiror Shares and the performance of all obligations of Acquiror hereunder at the Closing has been taken. The Agreement has been duly executed and delivered by Acquiror and the Stockholders and constitutes the valid and binding obligation of Acquiror and each Stockholder enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

         6.3 Financial Statements.

         (a) The audited balance sheet of Acquiror as of December 31, 1999 (the "Acquiror Balance Sheet"), and the related statements of operations, cash flows, and stockholders' equity for the period March 19, 1999 (inception) through December 31, 1999, including the notes thereto and the accompanying report of Weiss and Company, certified public accountants, and the unaudited balance sheet of Acquiror as of September 30, 2000, and the related statements of operations, cash flows and stockholders' equity for the nine months then ended (collectively, the "Acquiror Financial Statements") have been delivered to Company and made available to Melzer. The Acquiror Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Acquiror as of their respective dates and the results of its operations for the periods covered thereby. To the best knowledge of Acquiror and the Stockholders, the unaudited financial statements include all adjustments (all of which are normal recurring adjustments) necessary for such fair presentation.

         (b) Acquiror did not have, as of the date of the Acquiror Balance Sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) of a nature customarily reflected in financial statements or the notes thereto prepared in accordance with generally accepted accounting principles.

         (c) As of the Closing Date, Acquiror will not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due. For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

         (d) The books and records, financial and otherwise, of Acquiror are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Acquiror.

         6.4  Absence of  Certain  Changes or  Events.  Except as  described  in
Schedule 6.4 attached hereto, since the date of the Acquiror Balance Sheet Acquiror has not:

         (a) Conducted any business or engaged in any activities other than activities related to the negotiation and execution of this Agreement and the preparation of a Registration Statement on Form SB-2 pursuant to Section 9.3 hereof;

         (b) Incurred or agreed to incur any debt, guaranteed or agreed to guarantee the obligations of others, indemnified or agreed to indemnify others, incurred or agreed to incur any obligation or liability, absolute, accrued, contingent or otherwise, or subjected or agreed to subject any of the assets of the Company to any lien, security interest, charge, interest or other encumbrance or suffered such to be imposed;

         (c) Entered into or agreed to enter into any transaction, contract, instrument, agreement, commitment or other understanding or arrangement, or paid or agreed to pay any legal fees, accounting fees, finder's fees or other expenses in connection with this Agreement or the transactions contemplated hereby;

         (d) Issued or sold or agreed to issue or sell any shares of its capital stock or other securities, or issued, granted or sold any options, rights or warrants with respect thereto, or acquired any capital stock or other securities of any corporation or any interest in any business enterprise, or made or agreed to make any loan or advance to or investment in any person, firm or corporation;

         (e) Declared or made any payment of dividends or other distributions to its stockholders or upon or in respect of any shares of its capital stock, or purchased retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         (f) Paid or made any accrual or arrangement for payment of compensation of any kind to any of its past or present directors, officers, or employees;

         (g) Suffered any change, event or condition or become subject to any law, regulation or rule which, in any case or in the aggregate, has had or may have a materially adverse effect on Acquiror's condition (financial or otherwise), business, properties, assets or liabilities; or

         (h) Amended its Certificate of Incorporation or Bylaws.

         6.5 Capitalization.

         (a) The authorized capital stock of Acquiror as of the date hereof consists of 30,000,000 shares of common stock, $.00001 par value. There are 5,000,000 shares of common stock of Acquiror issued and outstanding. All of the issued and outstanding shares of common stock of Acquiror were offered and sold in compliance with applicable state and federal securities laws, are duly authorized, validly issued, fully paid and nonassessable, and are not subject to preemptive rights created by statute, Acquiror's Articles of Incorporation or Bylaws or any agreement to which Acquiror is a party or by which it is bound.

         (b) There are no options, warrants, calls, rights, commitments or agreements of any character to which Acquiror is a party or by which it is bound obligating Acquiror to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Acquiror or obligating Acquiror to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

         (c) The Acquiror Shares to be issued and sold to Melzer, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

         6.6 Litigation. There is no claim, action, suit, proceeding or investigation pending or, to the knowledge of Acquiror or Stockholders, currently threatened in writing against Acquiror that questions the validity of this Agreement or the right of Acquiror to enter into the Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of Acquiror, financially or otherwise, or any change in the current equity ownership of Acquiror, nor is Acquiror or Stockholders aware that there is any basis for any of the foregoing. Acquiror is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Acquiror currently pending or which Acquiror intends to initiate.

         6.7 Tax Returns and Payments. Acquiror has filed all tax returns (federal, state, county and local) which are required to be filed by it and has paid in full all taxes, including, without limitation, all net income, gross receipts, sales, use, withholding, payroll, employment, social security, unemployment, excise and property taxes, plus applicable interest and penalties thereon due to or claimed to be due by, any governmental authority. Acquiror has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes, and no controversy with respect to taxes of any type is pending or, to the knowledge of Acquiror, threatened.

         6.8 Compliance. Acquiror has, in all material respects, complied with all laws, regulations and orders applicable to its business and has all permits and licenses required thereby. There is no term or provision of any agreement or instrument to which Acquiror is a party or by which it is bound, or, to the knowledge of Acquiror, any provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon Acquiror, which materially adversely affects or, so far as Acquiror may now foresee, in the future is reasonably likely to materially adversely affect, the business, condition or operations of Acquiror or any of its properties or assets.

         6.9 Contracts. Schedule 6.9 lists all contracts, agreements, instruments, licenses, leases, commitments and other arrangements to which Acquiror is a party or otherwise relating to or affecting any of its assets, properties or operations (the "Contracts"). Each Contract is valid, binding and in full force and effect on the date hereto. Acquiror has performed all material obligations required to be performed by it under, and is not in material default or breach of, any Contract, and, to the knowledge of Acquiror, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default or breach.

         6.10 Employees. Acquiror does not have any employees, consultants or advisors and is not a party to or bound by any employment, consulting, retainer or similar agreement.

         6.11 Employee Plans. Acquiror is not a party to or bound by any pension, profit sharing, deferred compensation, bonus, incentive, retainer, consulting, stock bonus, stock purchase, stock option, severance, benefit, retirement, welfare, disability, hospitalization, insurance, vacation or any other similar fringe or employee benefit plans, funds, programs, agreements or arrangements which cover, are maintained for the benefit of, or relate to any or all current or former employees, officers or directors of Acquiror.

         6.12 Equity Investments. Acquiror has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity.

         6.13 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Certificate of Incorporation or Bylaws of Acquiror as amended, (ii) any agreement, contract, lease, license or instrument to which Acquiror is a party or by which Acquiror or any of its properties or assets are bound or (iii) any judgment, decree, order, or writ by which Acquiror is bound or to which it or any of its properties or assets are subject.

         6.14 Consent. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to Acquiror in connection with the execution and delivery of this Agreement or the consummation by Acquiror of the transactions contemplated herein, except for (a) such filings as may be required under federal and applicable state securities laws, and (b) such other consents, approvals, orders, authorizations, registrations, declarations and filings which if not obtained or made would not have a material adverse effect on Acquiror. No consent, waiver or approval of third parties material to the business or operations of Acquiror is required to be obtained by Acquiror in connection with the execution and delivery of this Agreement and the performance of Acquiror's obligations hereunder.

         6.15 Brokers or Finders. Acquiror has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. Acquiror has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated herein.

         6.16 Securities Laws.

         (a) The Registration Statement prepared by Acquiror and filed with the SEC pursuant to Section 9.3 hereof will not, as of the date it is declared effective by the SEC, contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading, except insofar as any untrue statements or omissions were made in reliance upon and in conformity with written information furnished by the Company for use in the preparation thereof.

         (b) No formal or informal investigation or examination by the SEC or by the securities administrator of any state is pending or, to the knowledge of Acquiror or Stockholders, threatened against Acquiror, any present or former officer or director of Acquiror or any of Acquiror's stockholders.

         (c) Neither Acquiror nor any of its officers, directors, promoters or beneficial owners of more than 10% of its Common Stock have been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the SEC.

         (d) Neither Acquiror nor any of its officers, directors, promoters or beneficial owners of more than 10% of its Common Stock are subject to any order, judgment or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC.

         (e) No individual, corporation, partnership, joint venture or other business enterprise or entity has demand or other rights to cause Acquiror to file any registration statement under the Securities Act of 1933 relating to any shares of common stock or other securities of Acquiror or any rights to participate in any such registration statement.

         (f) Acquiror is not required to be registered as an investment company under the Investment Company Act of 1940, as amended, and neither Acquiror nor any of its officers or directors are required to be registered as investment advisors under the Investment Advisor Act of 1940, as amended.

         (g) The issuance and sale of the Acquiror Shares pursuant to this Agreement is not required to be registered under the Securities Act of 1933, as amended, or under the securities laws of any state.

         6.17 Compliance With Laws and Regulations. Acquiror has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, including, without limitation, federal and state securities laws and regulations applicable to the issuance and sale of the Acquiror Shares to Melzer.

         6.18 Acquiror Documents. Acquiror has delivered to Company and Melzer the following documents:

         (a) Complete and correct copies of the Certificate of Incorporation and Bylaws of Acquiror as in effect as of the date of this Agreement and copies of all resolutions, minutes and consents of Acquiror's Board of Directors and stockholders.

         (b) The Acquiror Financial Statements;

         (c) A complete and accurate list of the stockholders of Acquiror as of December 31, 2000 which accurately reflects the outstanding shares of Acquiror's Common Stock and the number of such shares which bear a restrictive legend or are subject to stop transfer orders or other restrictions on transfer;

         (d) Copies of all contracts, agreements, instruments, licenses, leases, commitments or undertakings to which Acquiror is a party or by which it or any of its properties are bound.

         6.19 Information. The information concerning Acquiror and Stockholders set forth in this Agreement, in Acquiror's Schedules attached hereto and in the Registration Statement is complete and accurate in all material respects and does not or, in the case of the Registration Statement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         7. Covenants Relating to Conduct of Business of Company. During the period from the date of this Agreement and continuing until the Closing, Company and Melzer agree (except as expressly contemplated by this Agreement or to the extent that Acquiror shall otherwise consent in writing) that:

         7.1 Ordinary Course. Company shall carry on its business in the usual and ordinary course, in substantially the same manner as heretofore conducted.

         7.2 Issuance of Securities. Company shall not issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities.

         7.3 Governing Documents. Company shall not amend its Articles of Incorporation or Bylaws.

         8. Covenants Relating to Conduct of Business of Acquiror. During the period from the date of this Agreement and continuing until the Closing,

Acquiror agrees (except as expressly contemplated by this Agreement or to the extent that Company shall otherwise consent in writing) that:

         8.1 Ordinary Course. Acquiror shall not conduct any business or engage in any activities other than activities related to the closing of the transactions contemplated by this Agreement and the preparation of a Registration Statement on Form SB-2 and amendments thereto pursuant to Section
9.3 hereof.

         8.2 No Debt or Obligations. Acquiror shall not incur or agree to incur any debt, guarantee or agree to guarantee the obligations of others, indemnify or agree to indemnify others, incur or agree to incur any obligation or liability, absolute, accrued, contingent or otherwise or subject or agree to subject any of the assets of the Company to any lien, security interest, charge, interest or other encumbrance or suffer such to be imposed;

         8.3 No Contracts or Commitments. Acquiror shall not enter into or agree to enter into any transaction, contract, instrument, agreement, commitment or other understanding or arrangement, or incur any obligations that are not fully paid prior to Closing for any legal fees, accounting fees, or other expenses in connection with this Agreement or the preparation, filing and processing of the Registration Statement;

         8.4 Issuance of Securities. Acquiror shall not issue or sell or agree to issue or sell any shares of its capital stock or other securities, or issue, grant or sell any options, rights or warrants with respect thereto, or acquire any capital stock or other securities of any corporation or any interest in any business enterprise, or make or agree to make any loan or advance to or investment in any person, firm or corporation;

         8.5 Dividends; Changes in Stock. Acquiror shall not declare or make any payment of dividends or other distributions to its stockholders or upon or in respect of any shares of its capital stock, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         8.6 Compensation. Acquiror shall not pay or make any accrual or arrangement for payment of compensation of any kind to any of its past or present directors, officers, or employees;

         8.7 Changes. Acquiror shall not suffer any change, event or condition or become subject to any law, regulation or rule, other than the periodic reporting requirements of a registrant under rules and regulations of the Securities Act of 1934, which, in any case or in the aggregate, has had or may have a materially adverse effect on Acquiror's condition (financial or otherwise) business, properties, assets or liabilities; and

         8.8 Governing Documents. Acquiror shall not amend its Certificate of Incorporation, except to change its name to Third Wave Media Ltd. or to increase the authorized number of shares of Acquiror's Common Stock to 100,000,000 shares, or amend its Bylaws.

         9. Certain Understandings and Agreements of the Parties.

         9.1 Access to Information.

         (a) Company shall afford to Acquiror and shall cause its independent accountants to afford to Acquiror, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of Company's properties, books, contracts, commitments and records and to the audit work papers and other records of Company's independent accountants. During such period, Company shall use reasonable efforts to furnish promptly to Acquiror all information concerning the business, properties and personnel of Company as Acquiror may reasonably request, provided that Company shall not be required to disclose any information which it is legally required to keep confidential. Acquiror will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and Acquiror will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason Acquiror shall promptly return, or cause to be returned, to Company all documents obtained from Company, and any copies made of such documents, extracts and copies thereof.

         (b) Acquiror shall afford to Company and shall cause its independent accountants to afford to Company, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of Acquiror's properties, books, contracts, commitments and records and to the audit work papers and other records of Acquiror's independent accountants. During such period, Acquiror shall use reasonable efforts to furnish promptly to Company such information concerning Acquiror as Company may reasonably request, provided that Acquiror shall not be required to disclose any information which it is legally required to keep confidential. Company will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and Company will cause Company's consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason Company shall promptly return, or cause to be returned, to Acquiror all documents obtained from Acquiror, and any copies made of such documents, extracts and copies thereof.

         9.2 Securities Law Matters.

         (a) Acquiror shall take all such actions as may be necessary to comply with the federal securities laws and the securities laws of all states which are applicable in connection with the issuance of the Acquiror Shares pursuant to this Agreement.

         (b) The Acquiror Shares shall be issued and sold without registration or qualification under the Securities Act of 1933, as amended, (the "Act") or any state securities or "Blue Sky" laws, on the ground that the issuance and sale of the Acquiror Shares is exempt from registration and qualification under Rule 506 of Regulation D and Section 18 of the Act. Accordingly, the Acquiror Shares may not be resold by the holders thereof without registration under the Act unless a further exemption from the registration requirements of the Act is available for such resale. All certificates representing the Acquiror Shares shall bear the following legend or a legend of similar import:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER CERTAIN STATE SECURITIES LAWS. NO SALE OR TRANSFER OF THESE SHARES MAY BE MADE IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) AN OPINION OF COUNSEL THAT REGISTRATION UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE OR TRANSFER."

         9.3 Registration Statement. Acquiror shall, at its own expense, prepare and file with the SEC a Registration Statement on Form SB-2, and all amendments thereto, for the purpose of registering 5,000,000 shares of the Company's presently outstanding Common Stock for resale to the public (the "Registration Statement"). Acquiror shall file the Registration Statement with the SEC within five business days after receipt of the Company's unaudited financial statements as at and for the nine months ended September 30, 2000 and shall use its best efforts to cause the Registration Statement to become effective as soon as possible thereafter. Acquiror shall, prior to filing, furnish a copy of the Registration Statement and each amendment thereto to Company together with a copy of all correspondence to or from the SEC with respect to each filing. Acquiror and/or Stockholders shall, at or prior to the Closing, pay or cause to be paid all expenses, costs and fees, including all legal and accounting fees and printing costs, incurred by Acquiror in connection with the preparation, filing and processing of the Registration Statement to effectiveness.

         9.4 Amendments to Articles of Incorporation. Acquiror shall prior to Closing, (a) obtain all necessary corporate approval of amendments to its Articles of Incorporation to (i) increase the authorized number of shares of Acquiror's common stock to 100,000,000 shares, and (ii) change Acquiror's name to Third Wave Media Ltd., and (b) at or prior to Closing, file a Certificate of Amendment effecting the change of Acquiror's name and the increase in the authorized number of shares of Acquiror's common stock to 100,000,000 with the office of the Delaware Secretary of State.

         9.5    Fiscal    Year    2000     Company     Financial     Statements.

         (a) On or before April 15, 2001, Company shall deliver to Acquiror the audited balance sheet of Company as of December 31, 2000 and the related statements of operations, cash flows and shareholders' equity for the two years ended December 31, 2000 and 1999, including the notes thereto and the accompanying report of Singer Lewak Greenbaum & Goldstein LLP, certified public accountants (the "Company Fiscal Year 2000 Financial Statements"). The Company Fiscal Year 2000 Financial Statements shall be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and shall fairly present the financial condition of Company as of December 31, 2000 and the results of its operations for the periods covered thereby.

         (b) The Company will not have, as of December 31, 2000, except as and to the extent reflected or reserved against in the Company's balance sheet as of such date included in the Company Fiscal Year 2000 Financial Statements, any material liabilities or material obligations (absolute or contingent) of a nature customarily reflected in financial statements or the notes thereto prepared in accordance with generally accepted accounting principles.

         9.6    Acquiror     Fiscal    Year    2000    Financial     Statements.

         (a) On or before April 15, 2001, Acquiror shall deliver to Company and make available to Melzer the audited balance sheet of Acquiror as of December 31, 2000 and the related statements of operations, cash flows and stockholders' equity for the two years ended December 31, 2000 and 1999, including the notes thereto and the accompanying report of Weiss and Company, certified public accountants (the "Acquiror Fiscal Year 2000 Financial Statements"). The Acquiror Fiscal Year 2000 Financial Statements shall be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and shall fairly present the financial condition of Acquiror as of December 31, 2000 and the results of its operations for the periods covered thereby.

         (b) The Acquiror will not have, as of December 31, 2000, except as and to the extent reflected or reserved against in the Acquiror's balance sheet as of such date included in the Acquiror Fiscal Year 2000 Financial Statements, any liabilities or obligations (absolute or contingent) of a nature customarily reflected in financial statements or the notes thereto prepared in accordance with generally accepted accounting principles.

         (c) As of the Closing Date, Acquiror will not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due. For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

         10. Conditions Precedent to the Obligations of Company and Melzer. All obligations of Company and Melzer under this Agreement are subject to the fulfillment by Acquiror and Stockholders, prior to or as of the Closing Date, of each of the following conditions:

         10.1 Representations and Warranties. The representations and warranties of Acquiror and the Stockholders contained in this Agreement or in any certificate or documents delivered to Company and Melzer pursuant to the provisions hereof shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of such time, and Company and Melzer shall have received a certificate to such effect signed by the chief executive officer of Acquiror and by the Stockholders.

         10.2 Performance of Obligations of Acquiror. Acquiror and the Stockholders shall have performed and complied with all covenants, agreements, and obligations required by this Agreement to be performed by them prior to or at the Closing on the Closing Date, and Company and Melzer shall have received a certificate to such effect signed by the chief executive officer of Acquiror and by the Stockholders.

         10.3 Resignations. Company shall have received written resignations of the officers and directors of Acquiror as of the Closing Date in form satisfactory to Company.

         10.4 Election of Directors and Officers. The Board of Directors of Acquiror shall have elected persons nominated by the management of Company to serve as directors and officers of Acquiror effective as of the Closing Date.

         10.5 Stockholder Approval. Acquiror's stockholders shall have approved, in accordance with Delaware law, (a) this Agreement and Acquiror's performance hereof, (b) an amendment to Acquiror's Certificate of Incorporation to increase the authorized number of shares of Acquiror's common stock to 100,000,000 shares, and (c) an amendment to Acquiror's Certificate of Incorporation to change Acquiror's name to Third Wave Media Ltd.

         10.6 Opinion of Counsel. Acquiror shall have delivered to Company and Melzer an opinion of its counsel dated the Closing Date on the matters set forth in Schedule 10.6 attached hereto.

         10.7 Investment Banking Agreement. Company and Adevam Investments Inc. ("Adevam") shall have entered into an investment banking agreement, in form and substance satisfactory to Company, pursuant to which Adevam agrees to raise up to $1,500,000 of equity capital for the benefit of Company after the Closing in a private offering of up to 5,000,000 shares of common stock.

         10.8 Registration Statement to be Declared Effective. The SEC shall have advised Acquiror that it has no further comments on the Registration

Statement and that upon receipt of a request for acceleration from Acquiror, the SEC will declare such Registration Statement effective under the Securities Act of 1933, as amended (the "Act").

         10.9 Additional Closing Documents. Company and Melzer shall have received the following documents and instruments:

         (1) Certified resolutions of Acquiror's Board of Directors (a) authorizing the execution and delivery of this Agreement and the performance by Acquiror of its obligations hereunder, (b) electing the persons designated by Company as officers and directors of Acquiror effective as of the Closing Date, and (c) authorizing an amendment to Acquiror's Certificate of Incorporation to
(i) increase the authorized number of shares of Acquiror's common stock to 100,000,000 shares and (ii) change the name of Acquiror to Third Wave Media Ltd.;

         (2) Certified resolutions of Acquiror's stockholders approving (a) the Agreement and the performance by Acquiror of its obligations thereunder, and (b) an amendment to Acquiror's Certificate of Incorporation to (i) increase the authorized number of shares of Acquiror's common stock to 100,000,000 shares and
(ii) change the name of Acquiror to Third Wave Media Ltd.;

         (3) A certificate of good standing of Acquiror from the Secretary of State of Delaware dated as of the most recent practicable date;

         (4) A list of stockholders as of the most recent practicable date certified by Acquiror's transfer agent;

         (5) A certified copy of a Certificate of Amendment to Acquiror's Certificate of Incorporation effecting the change of Acquiror's name to Third Wave Media Ltd. and the increase in the authorized number of shares of Acquiror's common stock to 100,000,000 shares;

         (6) A certificate signed by the chief executive officer of Acquiror and by the Stockholders that as of the Closing Date, Acquiror does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due; and

         (7) Such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by Company and Melzer.

         10.10 Due Diligence. Company and Melzer shall be satisfied with the results of their due diligence review of the business, operations, properties, assets, financial condition and prospects of Acquiror.

         11. Conditions Precedent to the Obligations of Acquiror. All obligations of Acquiror under this Agreement are subject to the fulfillment, by Company and Melzer, prior to or as of the Closing Date, of each of the following conditions:

         11.1 Representations and Warranties of Melzer. The representations and warranties by Melzer contained in Article 4 of this Agreement shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of such time.

         11.2 Representations and Warranties of Company and Melzer. The representations and warranties of Company and Melzer contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, and Acquiror shall have received a certificate to such effect signed by the chief executive officer of Company and Melzer.

         11.3 Performance of Obligations of Company. Company shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and Acquiror shall have received a certificate to such effect signed by the chief executive officer of Company.

         11.4 Opinion of Counsel. Company shall have delivered to Acquiror an opinion of counsel dated the Closing Date on the matters set forth on Schedule
11.4 attached hereto.

         11.5 Additional Closing Documents. Acquiror shall have received the following documents and instruments:

         (1) Resolutions of the Board of Directors of Company authorizing the execution and delivery of this Agreement and the performance by Company of its obligations hereunder;

         (2) A certificate of good standing of Company from the California Secretary of State dated as of the most recent practicable date; and

         (3) Such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement as otherwise reasonably requested by Acquiror.

         12. Survival; Indemnification.

         12.1 Survival. The representations and warranties made in this Agreement or in any exhibit, schedule or certificate shall survive any investigation made by any party hereto and the Closing of the transactions contemplated hereby until the second anniversary of the Closing Date. As to any matter or claim which is based upon fraud by the indemnifying party, the representations and warranties set forth in this Agreement shall expire only upon expiration of the applicable statute of limitations. No party will be liable to another under any warranty or representation after the expiration of such warranty or representation; provided however, if a claim or notice is given under this Article 12 with respect to any representation or warranty prior to the expiration date, such claim may be pursued to resolution notwithstanding expiration of the representation or warranty under which the claim was brought. Any investigations made by or on behalf of any of the parties prior to the date hereof shall not affect any of the parties' obligations hereunder. Completion of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy of any of the parties.

         12.2 Indemnification by Company. Company agrees to indemnify, defend, reimburse and hold harmless Acquiror and its successors and assigns from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages") asserted against, resulting to, imposed upon or incurred by Acquiror, directly or indirectly, by reason of or resulting from (i) any breach by Company or Melzer of this Agreement, or (ii) any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by Company or Melzer in this Agreement.

         12.3 Indemnification by the Stockholders. The Stockholders, jointly and severally, agree to indemnify, defend, reimburse and hold harmless Company, Melzer and Acquiror and their successors, heirs and assigns from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages") asserted against, resulting to, imposed upon or incurred by Company, Melzer or Acquiror, directly or indirectly, by reason of or resulting from (i) any breach by Acquiror of this Agreement, (ii) any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by Acquiror and the Stockholders in this Agreement, (iii) any claim or claims made against Acquiror arising out of any debts, obligations and liabilities or asserted debts, obligations and liabilities of Acquiror incurred prior to the Closing Date, (iv) any claim or claims made against Acquiror by any Person who was a stockholder of Acquiror on or prior to the Closing Date arising out of or related to any business or activity engaged in or any action taken by Acquiror prior to the Closing Date, including, without limitation, the issuance of any shares of Acquiror's common stock prior to the Closing Date, (v) any claim or claims made against Acquiror by any Person who was an officer, director or employee of, or a consultant to, Acquiror on or prior to the Closing Date arising out of or related to any contract, agreement, arrangement, understanding or commitment between Acquiror and any such officer, director, employee or consultant prior to the Closing Date, and (vi) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such untrue statements or omissions were made in reliance upon and in conformity with written information furnished by the Company for use in the preparation thereof. As used herein, "Person" means any individual, corporation, partnership, joint venture, limited liability company or other business enterprise or entity.

         12.4 Indemnification Procedure.

         (a) Whenever any claim shall arise for indemnification hereunder (a "Claim"), the party entitled to indemnification (the "Indemnitee") shall promptly give written notice to the party obligated to provide indemnity (the "Indemnitor") with respect to the Claim after the receipt by the Indemnitee of reliable information of the facts constituting the basis for the Claim; but the failure to timely give such notice shall not relieve the Indemnitor from any obligation under this Agreement, except to the extent, if any, that the Indemnitor is materially prejudiced thereby.

         (b) Upon receipt of written notice from the Indemnitee of a Claim, the Indemnitor shall provide counsel (such counsel subject to the reasonable approval of the Indemnitee) to defend the Indemnitee against the matter from which the Claim arose, at the Indemnitor's sole cost, risk and expense. The Indemnitee shall cooperate in all reasonable respects, at the Indemnitor's sole cost, risk and expense, with the Indemnitor in the investigation, trial, defense and any appeal arising from the matter from which the Claim arose; provided, however, that the Indemnitee may (but shall not be obligated to) participate in any such investigation, trial, defense and any appeal arising in connection with the Claim. If the Indemnitee's participation in any such investigation, trial, defense and any appeal arising from such Claim relates to a legal position or defense that varies materially from the legal positions or defenses pursued by the Indemnitor, and if the Indemnitee reasonably believes that the Indemnitee's interests will be adversely and materially affected if such legal position or defense is not pursued, the Indemnitor shall bear the expense of the Indemnitee's separate participation, including all fees, costs and expenses of one separate counsel for the Indemnitee (or multiple Indemnitees). If the Indemnitee elects to so participate, the Indemnitor shall cooperate with the Indemnitee, and the Indemnitor shall deliver to the Indemnitee or its counsel copies of all pleadings and other information within the Indemnitor's knowledge or possession reasonably requested by the Indemnitee or its counsel that is relevant to the defense of such Claim and that will not prejudice the Indemnitor's position, claims or defenses. The Indemnitee and its counsel shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder. The Indemnitor shall have the right to elect to settle any claim for monetary damages without the Indemnitee's consent only if the settlement includes a complete release of the Indemnitee. If the settlement does not include such a release, it will be subject to the consent of the Indemnitee, which will not be unreasonably withheld. The Indemnitor may not admit any liability of the Indemnitee or waive any of the Indemnitee's rights without the Indemnitee's prior written consent, which will not be unreasonably withheld. If the subject of any Claim results in a judgment or settlement, the Indemnitor shall promptly pay such judgment or settlement.

         (c) If the Indemnitor fails to assume the defense of the subject of any Claim in accordance with the terms of Section 12.4(b), if the Indemnitor fails diligently to prosecute such defense, or if the Indemnitor has, in the Indemnitee's good faith judgment, a conflict of interest, the Indemnitee may defend against the subject of the Claim, at the Indemnitor's sole cost, risk and expense, in such manner and on such terms as the Indemnitee deems appropriate, including, without limitation, settling the subject of the Claim after giving reasonable notice to the Indemnitor. If the Indemnitee defends the subject of a Claim in accordance with this Section, the Indemnitor shall cooperate with the Indemnitee and its counsel, at the Indemnitor's sole cost, risk and expense, in all reasonable respects, and shall deliver to the Indemnitee or its counsel copies of all pleadings and other information within the Indemnitor's knowledge or possession reasonably requested by the Indemnitee or its counsel that are relevant to the defense of the subject of any such Claim and that will not prejudice the Indemnitor's position, claims or defense. The Indemnitee shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder.

         (d) The obligation of the Indemnitor to indemnify the Indemnitee against Damages arising under this Agreement shall be in addition to any other obligations the Indemnitor might otherwise have and any other rights the Indemnitee might otherwise have.

         12.5 Payment. All payments owing under this Article 12 will be made promptly as indemnifiable Damages are incurred. If the Indemnitee defends the subject matter of any Claim in accordance with Section 12.4(c) or proceeds with separate counsel in accordance with Section 12.4(b), the expenses (including attorneys' fees) incurred by the Indemnitee shall be paid by the Indemnitor in advance of the final disposition of such matter as incurred by the Indemnitee, if the Indemnitee undertakes in writing to repay any such advances in the event that it is ultimately determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement or applicable law.

         13. Obligations After Closing.

         13.1 Request for Acceleration. Acquiror shall deliver a request for acceleration of the effectiveness of the Registration Statement to the SEC within two business days after the Closing Date.

         13.2 Rescission. The parties hereto agree that if the SEC has failed or refused to declare the Registration Statement effective within seven (7) business days after the Closing Date, the Company and Melzer shall have the right and option (the "Option") to rescind this Agreement. The Option may be exercised by giving written notice of exercise of the Option to Acquiror and the Stockholders at the address and in the manner set forth in Section 15.5 below. In the event the Option is exercised, this Agreement shall be of no further force and effect, and the Company Shares shall be returned promptly to Melzer and the Acquiror Shares shall be returned promptly to Acquiror. The parties shall not have any further obligations or liabilities to each other under the rescinded Agreement, except that Acquiror and the Stockholders shall pay the reasonable legal fees and all accounting fees incurred by Company and Melzer in connection with the negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

         14. Termination.

         14.1 This Agreement may be terminated by action of any of the parties hereto at any time prior to the Closing Date if:

         (a) There shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such party made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

         (b) The Closing shall not have occurred prior to June 30, 2001, or such later date as shall have been approved by the parties hereto, other than for reasons set forth in paragraph 14.2 or 14.3 below.

         In the event of termination pursuant to this Section 14.1, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses, costs and fees incurred by them in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

         14.2 This Agreement may be terminated by action of Acquiror at any time prior to the Closing Date if:

         (a) Company or Melzer shall fail to comply in any material respect with any of its or his covenants or agreements contained in this Agreement or if any of the representations or warranties of Company or Melzer contained herein shall be inaccurate in any material respect.

         In the event this Agreement is terminated pursuant to this Section 14.2, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Company and Stockholders shall bear their own expenses, costs and fees, including, without limitation, all legal fees, accounting fees and other costs incurred by them in connection with the preparation, filing and processing of the Registration Statement, as well as the reasonable legal fees incurred by Acquiror in connection with the negotiation, preparation, and execution of this Agreement.

         14.3 This Agreement may be terminated by action of the Board of Directors of Company or by Melzer at any time prior to the Closing Date if:

         (a) Acquiror shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiror or the Stockholders contained herein shall be inaccurate in any material respect.

         In the event this Agreement is terminated pursuant to this Section 14.3, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiror and the Stockholders shall bear their own expenses, costs and fees, including, without limitation, all legal fees, accounting fees and other costs incurred by them in connection with the preparation, filing and processing of the Registration Statement, as well as the reasonable legal fees and all accounting fees incurred by Company and Melzer in connection with the negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

         15. Miscellaneous

         15.1 Tax Treatment. The transaction contemplated herein is intended to qualify as a "tax-free" reorganization under the provisions of Section 368 of the Internal Revenue Code. Company, Melzer and Acquiror acknowledge, however, that they each have been advised to consult with their own tax advisors in connection with this transaction; that no party hereto has made any representation or warranty to the other with respect to the treatment of such transaction or the effect thereof under applicable tax laws, regulations, or interpretations; and that no attorney's opinion or private revenue ruling has been obtained with respect to the effects thereof under the Internal Revenue Code of 1986, as amended.

         15.2 Further Assurances. At any time and from time to time after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party in order to consummate more effectively the transactions contemplated hereby or otherwise to carry out the intent and purposes of this Agreement.

         15.3 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         15.4 Payment of Expenses. Acquiror shall, at or prior to the Closing, pay for all of its own legal fees, accounting fees and other costs and expenses incurred in connection with the consummation of the transactions contemplated under this Agreement, including those legal fees, accounting fees and other costs and expenses incurred in connection with the preparation, filing, and processing of the Registration Statement. Company shall pay for all of its own legal fees, accounting fees and other expenses associated with the consummation of the transactions contemplated under this Agreement.

         15.5 Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given by personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication is given by personal delivery, telex, facsimile or telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         If to Company:          Third Wave Media Ltd.
                                 5225 Wilshire Boulevard, Suite 700
                                 Los Angeles, CA  90036
                                 Attention:  Andrew A. Melzer

         If to Melzer:           5225 Wilshire Boulevard, Suite 700
                                 Los Angeles, CA  90036

         If to Acquiror:         D.W. Industries, Inc.
                                 100 Cedarhurst Avenue, Suite 201
                                 Cedarhurst, NY  11516
                                 Attention:  Stuart Katz

         If to Stockholders:     Stuart Katz
                                 100 Cedarhurst Avenue, suite 201
                                 Cedarhurst, NY  11516

                                 David Pomerantz
                                 100 Cedarhurst Avenue, Suite 201
                                 Cedarhurst, NY  11516

         15.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.8 Facsimile Transmission. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of any party hereto, the parties will confirm facsimile transmitted signatures by signing an original document.

         15.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of laws principles.

         15.10 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         15.11 Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

         15.12 Attorneys Fees and Expenses. If any legal action or any arbitration or other proceeding is brought for the enforcement of this
Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTEST:                        D.W. Industries, Inc., a Delaware corporation



By______________________       By ________________________________
         Secretary                 President


                                   Stockholders


                                   ________________________________
                                   Stuart Katz



                                   ________________________________
                                   David Pomerantz


ATTEST:                         Third Wave Media Ltd., a California corporation



By ___________________________   By ________________________________
         Secretary                  President




                                     Melzer




                                    __________________________________
                                    Andrew Melzer